                 SECURITIES AND EXCHANGE COMMISSION

                       Washington D.C.  20549

                              --------

                              FORM 8-K

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                     July 9, 1997


                            ConSil Corp.

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       (Exact name of registrant as specified in its charter)


                               Idaho

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           (State or other jurisdiction of incorporation)


          0-4846-3                           82-0288840

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(Commission File Number)          (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                         83814-8788

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(Address of principal executive offices)     (Zip Code)


                           (208) 769-4100

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                   Registrant's Telephone Number)





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Item 5.   Other Events.
          ------------

          On July 9, 1997, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.   Financial Statements, Proforma Financial Information
          ----------------------------------------------------
          and Exhibits.
          ------------

          Exhibit A - Press Release dated July 9, 1997.



                             SIGNATURE
                             ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              ConSil Corp.



                              By:  /s/ Cheryl A. Maher
                                 --------------------------------
                              Name:     Cheryl A. Maher
                              Title:    Vice President - Finance


Dated:  July 10, 1997

                                                          EXHIBIT A

                                             ConSil Corp.
                              [ConSil Logo]  Suite 304
                                             9323 N. Government Way
                                             Hayden, ID USA 83835
NEWS RELEASE
------------                  NASDAQ BB CSLV  -  VSE CS

                    Ralph Noyes, President   Terry Swanger
                    T 208 769-7610           Investor Relations
                    F 208 762-1015           T 509 533-677

For Immediate Release:  July 9, 1997

Agreements Finalized Pending Closing Conditions--Development
------------------------------------------------------------
Results
-------

ConSil Corp. announces that ConSil and Minas la Colorada S.A. de C.V. (MLC) have signed detailed purchase agreements under which ConSil is purchasing the assets of MLC. Under the terms of the agreements, the principals of MLC, Messrs. Ramon Davila and Jaime Gutierrez (the MLC shareholders), will receive 4,000,000 common shares of ConSil, in return for the sale of the assets of MLC to ConSil. ConSil will also assume $3,000,000 debt of MLC. ConSil will not be issuing any new common shares as part of this transaction. Instead, as previously announced, the shares will be provided by Hecla Mining Co., who entered into an agreement with ConSil whereby ConSil granted to Hecla a right of first opportunity to participate in ConSil's Mexican properties in the event ConSil wishes to attract a senior partner in any specific project. Included in the agreements is a provision that the MLC shareholders will become members of ConSil's board of directors on closing. The MLC shareholders and Hecla have agreed that they will in future vote their respective shares for each others nominees to ConSil's board of directors. Finally, the MLC shareholders and Hecla have granted each other preferential rights of purchase for any ConSil shares either of them may wish to sell.

Closing of the transaction is subject to approval of the Vancouver Stock Exchange and ConSil completing a financing raising not less than $6,000,000 by August 1, 1997.

At closing, a ConSil subsidiary, Puente de Plata S.A. de D.V., literally Silver Bridge, Inc., will hold the mining concessions of MLC. Puente de Plata, and an operating company, Cerro de Plata S.A. de C.V., will combine the assets, the Mexican business, managerial, and technical skills of the founders and key staff of MLC, with the complimentary skills, and public market presence of the ConSil Corp., Ramon Davila, founder of Minas la Colorada, and





                           (page 1 of 3)

CONSIL CORP.
NEWS RELEASE
Page 2 of 3

Ralph Noyes, President of ConSil, believe no other mining and exploration company operating in Mexico has created such a blend of assets, management backgrounds and skills, and has truly "bridged" the cultures as has the combination of Minas la Colorada and ConSil.

ConSil's main goal after the closing is to expand production from the active mines, and explore the known silver bearing veins near the mines. The mine development, production expansion, and mine area exploration budget of approximately $8,000,000 (US) will be used to develop the two main underground mines, Candelaria and Recompensa. This mine plan, based upon the last audited ore reserves and recent development results, will increase the current production of 243,000 ounces of silver in 1996 to 1,750,000 ounces of silver in 1999. At this production level, both the cash and full cost per ounce of silver produced is projected to be under $3.00 per ounce.

ConSil plans the systematic exploration of the eleven known mineralized breccia pipes of the district, one of which has had recent production. ConSil also intends to acquire additional Chalchihuites district properties, and other Mexican silver opportunities.

Since the October 1996 Watts, Griffis and McQuat (WGM) technical review of the properties on behalf of ConSil's due diligence, MLC has continued to develop the ore bodies in the two mines. The deepest level of the Candelaria mine, the 295 meter level, was mined for approximately one kilometer of the four kilometer strike length of the Candelaria-No Conocida vein system. MLC has now developed 300 meters of the vein on th 320 meter level. On this level this part of the vein averages 1.8 meters wide, compared to
0.80 meters wide on the 295 meter level. Undiluted vein assays have increased from 14 ounces per ton silver to 19 ounces per ton silver. Both vein grades and widths on the 320 meter level have improved over expectations.

In the Recompensa Mine development has progressed 150 meters on strike of the vein on the 70 meter level. Silver grade has increased from about 10 ounces per ton to about 12.5 ounces per ton. In places the vein has increased from its expected width of approximately one meter to as much as eight meters. In Mina Recompensa, the vein system being developed is thought to be part of the 1.5 kilometer long Canoas-Recompensa-Amolillo-Palomas vein system. Current development results have increased our optimism about the potential of this vein system to hold larger tonnages.







                         (page 2 of 3)

CONSIL CORP.
NEWS RELEASE
Page 3 of 3

At the Sombrerete Project, ConSil ad Grupo Catorce have extended the agreement deferring ConSil's obligations (under which ConSil is exploring the Sombrerete property), until August 31, by which time the closing of the acquisition of Minas la Colorada is expected to be complete.

This news release contains forward looking information. Such forward looking statements which are not historical facts, such as ore reserves estimates, anticipated production, sales, revenues, costs, or discussions of goals, involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, metal price volatility, volatility of metals production; and project development, ore reserve estimates, and cost engineering estimate risks. See the company's Form 10-K and 10-Q reports for a more detailed discussion of factors that may impact expected results.

The company trades on the Vancouver Stock Exchange (CS) and the NASDAQ Bulletin Board (CSLV).

On behalf of the Board of Directors
Ralph R. Noyes, President

The Vancouver Stock Exchange neither approves or disapproves the information contained in this news release.

For further information, please  contact:  Terry Swanger   509 533-
6771.
























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